===============================================================================
                         UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549


                            FORM 8-K


                          CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): July 27, 1999



                              MediaOne Group, Inc.
              (Exact name of registrant as specified in its charter)



        A Delaware Corporation        Commission File Number     IRS Employer Identification No.
       (State of incorporation)       1-8611                     84-0926774



                            188 Inverness Drive West
                           Englewood, Colorado 80112
                   (Address of principal executive offices)


                               (303) 858-3000
            (Registrant's telephone number, including area code)
===============================================================================

Item 5.  Other Events

On July 27, 1999 MediaOne Group, Inc. released its second quarter 1999 earnings results. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits

Exhibit        Description

27             Financial Data Schedule

99 Press Release issued July 27, 1999 concerning the earnings results of MediaOne Group, Inc. for the quarter ended June 30, 1999.

99.1 Proportionate Results Highlights of MediaOne Group, Inc. for the three months ended June 30, 1998 and 1999 and the six months ended June 30, 1998 and 1999, filed in connection with the Press
               Release dated July 27, 1999.

99.2           Pro Forma Consolidated Domestic Cable Highlights of MediaOne
               Group, Inc. for the three months ended June 30, 1998 and 1999 and the six months ended June 30, 1998 and 1999, filed in connection with the Press Release dated July 27, 1999.

99.3           Pro Forma Key Operating Statistics - Domestic Cable - of
               MediaOne Group, Inc. for the quarters ended June 30, 1999,
               March 31, 1999 and June 30, 1998, as filed in connection with the Press Release dated July 27, 1999.

99.4           Pro Forma Key Operating Statistics - International - of MediaOne
               Group, Inc. for the quarters ended June 30, 1999, March 31,
               1999 and June 30, 1998, filed in connection with the Press
               Release dated July 27, 1999.

99.5 Consolidated Statement of Operations of MediaOne Group, Inc. for the three months ended June 30, 1998 and 1999 and the six months ended June 30, 1998 and 1999, filed in connection with the Press
               Release dated July 27, 1999.

99.6 Earnings Per Share Highlights of MediaOne Group, Inc. for the three months ended June 30, 1998 and 1999 and the six months ended June 30, 1998 and 1999, as filed in connection with the Press Release dated July 27, 1999.

99.7           Consolidated Revenues and Operating Cash Flow Highlights - As
               Reported - of MediaOne Group, Inc. for the three months ended
               June 30, 1998 and 1999 and the six months ended June 30, 1998 and 1999, as filed in connection with the Press Release dated
               July 27, 1999.

99.8           Condensed Consolidated Balance Sheets - As Reported, for
               MediaOne Group, Inc. as of ended June 30, 1999 and
               December 31, 1998, as filed in connection with the Press Release dated July 27, 1999.

99.9           Supplemental Consolidated Domestic Cable Highlights -
               As Reported, of MediaOne Group, Inc. for the three months ended
               March 31, 1998, June 30, 1998, September 30, 1998, December 31,
               1998, March 31, 1999 and June 30, 1999, and for the twelve months ended December 31, 1998, as filed in connection with the Press
               Release dated July 27, 1999.

99.10 Supplemental Consolidated Domestic Cable Highlights - Pro Forma, of MediaOne Group, Inc. for the three months ended March 31, 1998, June 30, 1998, September 30, 1998, December 31, 1998,
               March 31, 1999 and June 30, 1999, and for the twelve months ended December 31, 1998, as filed in connection with the Press
               Release dated July 27, 1999.

                                        -2-

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MediaOne Group, Inc.

                                           /s/ STEPHEN E. BRILZ
                                       By:___________________________________
                                          Stephen E. Brilz
                                          Assistant Secretary


Dated:   July 27, 1999
                                        -3-


                                   Contents

                                                              Page
  Proportionate
              Proportionate Results                            5

  Domestic Cable
              Consolidated Pro Forma
                  Domestic Cable Results                       6

  Statistics
              Pro Forma Key Operating Statistics              7-8

  Consolidated

              Consolidated Operations                          9

              Earnings Per Share                               10

              Consolidated Revenues and Operating
                  Cash Flow                                    11

              Condensed Consolidated Balance Sheets            12

  Supplemental Domestic Cable

              Supplementary Quarterly Data -
                  As Reported                                  13

              Supplementary Quarterly Data -
                  Pro Forma                                    14

                                  -4-